CERTIFICATE No

For ________ Shares

Issued to ______________________________

DATED ____________________, ________

Received Certificate No. ______
For ______________ Shares
on ______________, ______

From whom transferred ______________

Dated ______________, ______

No. Original Certificate	No. of Original Shares	No. of Shares Transferred

No.

INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

SHARES

SEE REVERSE SIDE FOR RESTRICTIVE LEGEND

Diamond Lane, Inc.

TOTAL AUTHORIZED CAPITAL STOCK CONSISTS OF
500,000,000 Shares of Common Stock ($.0001 par value)
100,000 Shares of Preferred Stock ($.0001value)

COMMON STOCK

This is to Certify that ______________________________ **is the owner of** ______________________________ *fully paid and non-assessable shares of capital stock of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.*

Witness, *the seal of the Corporation and the signatures of its duly authorized officers.*
Dated

______________________ SECRETARY

______________________ PRESIDENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF TRANSFERS MIN ACT	- (Custodian) Custodian of (Minor) under Uniform Transfers to Minors Act of State of ____________
TEN ENT	- as tenants by the entireties		
JT TEN	- as joint tenants with right of survivorship and not as tenants in common		

Additional abbreviations may also be used though not in above list.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPONDE WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVER PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

For value received ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

____

____

____ *Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint* ___________

____ *Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.*

Dated ______________________, __________

____

In Presence of

____

The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state, and may not be offered for sale, sold, or otherwise transferred except pursuant to an exemption from registration under the Securities Act and any applicable state securities laws. The shares of stock represented by this certificate cannot be transferred if such transfer would void the election of the corporation to be taxed under sub-chapter S of the Internal Revenue Code of 1986, as amended.